SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  April 24, 1997
(Date of earliest event reported)

Commission File No. 333-21263



                      Norwest Asset Securities Corporation


       Delaware                                         52-1972128
(State of Incorporation)                   (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                      21703
Address of principal executive offices                 (Zip Code)



                             (301) 846-8881
            Registrant's Telephone Number, including area code



(Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.    Other Events

Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Donaldson, Lufkin & Jenrette Securities Corporation, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

(c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.            Description
       (99)            Computational Materials
                       prepared by Donaldson, Lufkin &
                       Jenrette Securities Corporation
                       in connection with Norwest Asset
                       Securities Corporation, Mortgage
                       Pass-Through Certificates,
                       Series 1997-6

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NORWEST ASSET SECURITIES CORPORATION


April 24, 1997

                                     By: /s/ B. David Bialzak
                                         B. David Bialzak
                                         Vice President

                               INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.    Description                                  Electronic (E)

   (99)        Computational Materials                      P
               prepared by Donaldson, Lufkin &
               Jenrette Securities Corporation in
               connection with Norwest Asset Securities
               Corporation, Mortgage Pass-Through
               Certificates, Series 1997-6